Exhibit 10.1

Certificate of Stock Option Grant Granted to: Optionee Test Option to Purchase: 2,000 shares Employee ID: TEST01 Social Security Number: Type of Stock Option: NQ NG! Grant Number: 10056 \r Grant Date: January 30,2004 Grant Expiration Date: January 29,2014 \ Grant Price: $0.00000000 1 Vesting Schedule Vesting Start Date: January 30,2004 This Non-qualified stock option was granted to you on January 30, 2004 by Allergan. The grant price [option exercise price) is $0.00000000. This grant is subject to the terms and conditions i f this grant and the plan itself, copies of which are available by clicking on the Client Home Page button of the AllerganEmith Barney Stock Plan Services website, and are imade a part of this grant. I ~- — -mC w r t h?swad IJ’ — sharesVesting Vesting in Period Last Date toDate of vest Over the O ccuTs ExercisePeriod Jan-30-2005 500 End of Period Jan-29-2014 Jan-30-2006 500 End of Period Jan-29-2014 Jan-30-2007 500 End of Period Jan-29-2014 Jan-30-2008 500 End of Period Jan-29-2014 Authorized by: 9David E.I.Pyott, Chairman of 11re Boar[ President an[ Chief Executive Officer